SEPTEMBER 28, 2017

SUPPLEMENT TO THE

HARTFORD HLS FUNDS PROSPECTUS DATED MAY 1, 2017, AS LAST SUPPLEMENTED AUGUST 9, 2017

(HARTFORD SERIES FUND, INC. AND HARTFORD HLS SERIES FUND II, INC.)

This Supplement contains new and additional information and should be read in connection with your Prospectus.

(1)	With respect to each of Hartford Balanced HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Global Growth HLS Fund, Hartford Growth Opportunities HLS Fund, Hartford Healthcare HLS Fund, Hartford High Yield HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford MidCap Value HLS Fund, Hartford Small/Mid Cap Equity HLS Fund, Hartford Stock HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford U.S. Government Securities HLS Fund and Hartford Value HLS Fund (each, a “Fund” and collectively, the “Funds”), the following information is added to the section entitled “Purchase and Sale of Fund Shares” in the Fund’s summary section:

Effective as of the close of business on December 31, 2017, the Fund is closed to new qualified pension and retirement plans. No purchases will be allowed by qualified pension and retirement plans, other than as follows: (i) purchases by qualified pension or retirement plans that hold shares of the Fund as of December 31, 2017; (ii) purchases through reinvestment of dividends; and (iii) purchases by certain qualified pension or retirement plans that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares of the Fund.

(2)	The following footnote is added next to each Fund (as defined above) in the table in the section entitled “Further Information on the Funds - Purchase and Redemption of Fund Shares”:

(3) Effective as of the close of business on December 31, 2017, each Fund is closed to new qualified pension and retirement plans. No purchases will be allowed by qualified pension and retirement plans, other than as follows: (i) purchases by qualified pension or retirement plans that hold shares of the Fund as of December 31, 2017; (ii) purchases through reinvestment of dividends; and (iii) purchases by certain qualified pension or retirement plans that have been pre-approved by Hartford Funds Distributors, LLC to purchase shares of the Fund. Investors should contact their financial professional to determine whether they are eligible to purchase shares of these Funds. If you believe you are eligible to purchase shares, you may be required to provide appropriate proof of eligibility. Each Fund reserves the right to: (i) reject any purchase order if it believes that acceptance of such order would interfere with its ability to be effectively managed; (ii) reopen to new investors at a future date; and (iii) make additional exceptions, limit the above exceptions, or otherwise modify the foregoing closure policy for any reason. You may obtain additional information by calling 1-888-843-7824.

This Supplement should be retained with your Prospectus for future reference.

HV-7342	September 2017